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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 19, 2000



                             McDONALD'S CORPORATION
             (Exact name of Registrant as specified in its Charter)



       Delaware                        1-5231                    36-2361282
(State of Incorporation)        (Commission File No.)           (IRS Employer
                                                             Identification No.)



                              One McDonald's Plaza
                           Oak Brook, Illinois 60523
                                 (630) 623-3000
           (Address and Phone Number of Principal Executive Offices)
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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
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(c)  Exhibit
     -------

      (99) Press Release dated October 19, 2000 -- McDonald's Reports Global Results
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     McDONALD'S CORPORATION

                                     (Registrant)



Date: October 27, 2000               By:   /s/ Gloria Santona
                                           Gloria Santona
                                           Vice President, U.S. General Counsel
                                           and Secretary